UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

February 19, 2020

Date of Report (Date of earliest event reported)

Tocagen Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38052	26-1243872
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4242 Campus Point Court, Suite 500 San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 412-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TOCA	The Nasdaq Global Select Market

Item 8.01 Other Events.

Press Release

On February 19, 2020, Forte Biosciences, Inc. (“Forte”) and Tocagen Inc. (the “Company” or “Tocagen”) issued a joint press release announcing the execution of the Agreement and Plan of Merger and Reorganization by and between Forte and the Company. The press release contains statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth therein. The press release is attached hereto as Exhibit 99.1.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements related to the anticipated consummation of the proposed transactions, and other statements that are not historical facts. Any statements contained in this communication that are not statements of historical fact may be deemed to be forward-looking statements. Forward-looking statements may be identified by the use of words referencing future events or circumstances such as “expect,” “intend,” “plan,” “anticipate,” “believe,” “will,” and similar expressions and their variants. These forward-looking statements are based upon Tocagen’s current expectations. Forward-looking statements involve risks and uncertainties. Tocagen’s actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks relating to: the completion of the merger, including the need for stockholder approval and the satisfaction of closing conditions; the anticipated financing to be completed immediately prior the closing of the merger; the cash balances of the combined company following the closing of the merger and the financing; the ability of Tocagen to remain listed on The Nasdaq Stock Market, LLC; and expected restructuring-related cash outlays, including the timing and amount of those outlays. Risks and uncertainties related to Forte that may cause actual results to differ materially from those expressed or implied in any forward-looking statement include, but are not limited to: Forte’s plans to develop and commercialize its product candidates, including FB-401; the timing of initiation of Forte’s planned clinical trials; the timing of the availability of data from Forte’s clinical trials; the timing of any planned investigational new drug application or new drug application; Forte’s plans to research, develop and commercialize its current and future product candidates; Forte’s ability to enter into new collaborations, and to fulfill its obligations under any such collaboration agreements; the clinical utility, potential benefits and market acceptance of Forte’s product candidates; Forte’s commercialization, marketing and manufacturing capabilities and strategy; Forte’s ability to identify additional products or product candidates with significant commercial potential; developments and projections relating to Forte’s competitors and its industry; the impact of government laws and regulations; Forte’s ability to protect its intellectual property position; and Forte’s estimates regarding future revenue, expenses, capital requirements and need for additional financing following the proposed transaction.

There can be no assurance that Tocagen will be able to complete the proposed transactions on the anticipated terms, or at all. Additional risks and uncertainties relating to Tocagen and its business can be found under the caption “Risk Factors” and elsewhere in Tocagen’s filings and reports with the SEC, including in Tocagen’s Quarterly Report on Form 10-Q, filed with the SEC on November 12, 2019. Tocagen expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Tocagen’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Important Additional Information Will be Filed with the SEC

In connection with the proposed transactions between Forte and Tocagen, Tocagen will file a registration statement on Form S-4 that will contain a proxy statement and prospectus with the Securities Exchange Commission, or the SEC. This communication is not a substitute for the registration statement or the proxy statement or any other documents that Tocagen may file with the SEC or send to its stockholders in connection with the proposed transactions. BEFORE MAKING ANY VOTING DECISION, TOCAGEN URGES INVESTORS AND STOCKHOLDERS TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TOCAGEN, THE PROPOSED TRANSACTION AND RELATED MATTERS.

You may obtain free copies of the registration statement, proxy statement and all other documents filed or that will be filed with the SEC regarding the proposed transaction at the website maintained by the SEC at www.sec.gov. Once filed, the Registration Statement will be available free of charge on Tocagen’s website at https://tocagen.com, by contacting Tocagen’s Investor Contact, Mark Foletta, by phone at (858) 412-8400, or by electronic mail at mfoletta@tocagen.com. Investors and stockholders are urged to read the registration statement, proxy statement, prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction.

Participants in the Solicitation

Tocagen and Forte, and each of their respective directors and executive officers and certain of their other members of management and employees, may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about Tocagen’s directors and executive officers is included in Tocagen’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on February 27, 2019, and the proxy statement for Tocagen’s 2018 annual meeting of stockholders, filed with the SEC on April 19, 2019. Additional information regarding these persons and their interests in the transaction will be included in the proxy statement relating to the transaction when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

No offer or Solicitation

This report will not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities in connection with the proposed merger shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Joint Press Release of the Company and Forte, dated February 19, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tocagen Inc.

Date: February 19, 2020	By:	/s/ Mark Foletta
Mark Foletta
Chief Financial Officer